CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
OF ANNUAL REPORT ON FORM 10-KSB/A
OF SIONIX CORPORATION
FOR THE YEAR ENDED SEPTEMBER 30, 2007

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sionix, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)
Amendment no. 1 to the annual report on Form 10-KSB for the period ended September 30, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in amendment no. 1 to the annual report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

___________, 2008	/s/ James J. Houtz Chief Executive Officer

___________, 2008	/s/ Rodney Anderson Chief Financial Officer